UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

June 25, 2009

Date of Report (Date of earliest event reported)

LENNAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11749	95-4337490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Northwest 107th Avenue, Miami, Florida 33172

(Address of principal executive offices) (Zip Code)

(305) 559-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On June 25, 2009, Lennar Corporation (the “Company”) issued a press release to announce its results of operations for the second quarter ended May 31, 2009. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 is to be deemed filed under the Securities Exchange Act of 1934, as amended, and to be incorporated by reference in the Company’s filings under that Act and under the Securities Act of 1933, as amended, that incorporate information in Reports on Form 8-K that are filed under the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description of Document
99.1	Press Release issued by Lennar Corporation on June 25, 2009.

Exhibit 99.1 is to be deemed filed under the Securities Exchange Act of 1934, as amended, and to be incorporated by reference in the Company’s filings under that Act and under the Securities Act of 1933, as amended, that incorporate information in Reports on Form 8-K that are filed under the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2009	Lennar Corporation

	By:	/s/ Bruce E. Gross
	Name:	Bruce E. Gross
	Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Document
99.1	Press Release issued by Lennar Corporation on June 25, 2009.